UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2016 (April 28, 2016)

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
235 East 42nd Street New York, New York (Address of principal executive offices)
10017 (Zip Code)

Registrant's telephone number, including area code:

(212) 733-2323

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[   ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders
(a) Pfizer Inc. (the "Company") Annual Meeting of Shareholders was held on April 28, 2016.

(b) Shareholders voted on the matters set forth below.

1.  The nominees for election to the Company’s Board of Directors were elected to hold office until the Company’s next Annual Meeting of Shareholders, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker non-votes
Dennis A. Ausiello	4,382,283,154	79,748,272	27,503,019	890,263,280
W. Don Cornwell	4,223,280,107	249,159,824	17,095,117	890,263,280
Joseph J. Echevarria	4,429,019,628	45,520,762	14,995,934	890,263,280
Frances D. Fergusson	4,394,322,889	67,613,438	27,597,647	890,263,280
Helen H. Hobbs	4,412,020,898	50,510,332	27,003,988	890,263,280
James M. Kilts	4,234,726,049	239,920,034	14,869,135	890,263,280
Shantanu Narayen	4,402,010,162	59,556,634	27,968,429	890,263,280
Suzanne Nora Johnson	4,412,177,979	63,775,663	13,582,012	890,263,280
Ian C. Read	4,200,654,758	235,024,552	53,842,204	890,263,280
Stephen W. Sanger	4,373,708,858	88,224,181	27,595,072	890,263,280
James C. Smith	4,411,947,256	60,897,990	16,691,078	890,263,280

2.  The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2016 fiscal year was approved based upon the following votes:

Votes for approval	5,266,887,772 97,593,509 15,313,970 0
Votes against
Abstentions
Broker non-votes

3. The proposal to approve, on an advisory basis, the compensation of the Company's Named Executive Officers was approved based upon the following votes:

Votes for approval	4,196,725,944
Votes against	248,458,417
Abstentions	44,351,879
Broker non-votes	890,263,280

4. The shareholder proposal regarding report on lobbying activities was not approved based upon the following votes:

Votes for approval	1,278,578,704
Votes against	2,889,936,030
Abstentions	321,006,612
Broker non-votes	890,263,280

5. The shareholder proposal regarding policy on director elections was not approved based upon the following votes:

Votes for approval	324,402,398
Votes against	4,096,697,394
Abstentions	68,417,869
Broker non-votes	890,263,280

6. The shareholder proposal regarding right to act by written consent was not approved based upon the following votes:

Votes for approval	1,645,743,167
Votes against	2,782,441,985
Abstentions	61,346,964
Broker non-votes	890,263,280

7. The shareholder proposal regarding certain taxable events was not approved based upon the following votes:

Votes for approval	187,020,150
Votes against	4,235,840,339
Abstentions	66,668,975
Broker non-votes	890,263,280

(c) Not applicable
(d) Not applicable

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

Dated: May 2, 2016	By: /s/ Margaret M. Madden Margaret M. Madden
Title: Vice President & Corporate Secretary Chief Governance Counsel